EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EDUtoons, Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eileen Russell, Chief Executive Officer and President of EDUtoons, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2011	By:	/s/ Eileen Russell
Eileen Russell
Chief Executive Officer and President (Principal Financial Officer)